UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2021

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Griffin-American Healthcare REIT IV, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

Merger with GAHR III

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2021 (the “Prior 8-K”), American Healthcare REIT, Inc. (formerly known as Griffin-American Healthcare REIT IV, Inc.), a Maryland corporation (the “Company”), Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership (“GAHR IV Operating Partnership”), Continental Merger Sub, LLC (“Merger Sub”), a Maryland limited liability company and a wholly owned subsidiary of the Company, Griffin-American Healthcare REIT III, Inc., a Maryland corporation (“GAHR III”), and American Healthcare REIT Holdings, LP (formerly known as Griffin-American Healthcare REIT III Holdings, LP), a Delaware limited partnership (the “Surviving Partnership”), entered into an Agreement and Plan of Merger on June 23, 2021 (the “Merger Agreement”).

The stockholders of the Company approved the REIT Merger (as defined below) contemplated by the Merger Agreement at the Company’s annual meeting of stockholders held on September 30, 2021 (the “Annual Meeting”) and the stockholders of GAHR III approved the REIT Merger contemplated by the Merger Agreement at GAHR III’s special meeting of stockholders held on September 30, 2021 (the “GAHR III Special Meeting”).

On October 1, 2021, pursuant to the Merger Agreement, (i) GAHR III merged with and into Merger Sub, with Merger Sub being the surviving company (the “REIT Merger”) and (ii) GAHR IV Operating Partnership merged with and into the Surviving Partnership, with the Surviving Partnership being the surviving entity and being renamed American Healthcare REIT Holdings, LP (the “Partnership Merger” and, together with the REIT Merger, the “Merger”).

At the effective time of the REIT Merger, each issued and outstanding share of GAHR III’s common stock, $0.01 par value per share, converted into the right to receive 0.9266 shares of the Company’s Class I common stock, $0.01 par value per share.

At the effective time of the Partnership Merger, (i) each unit of partnership interest in the Surviving Partnership outstanding as of immediately prior to the effective time of the Partnership Merger converted automatically into the right to receive 0.9266 of a “Partnership Class I Unit” (as provided in the Agreement of Limited Partnership, as amended, of the Surviving Partnership) of the Surviving Partnership and (ii) each unit of partnership interest in GAHR IV Operating Partnership outstanding as of immediately prior to the effective time of the Partnership Merger converted automatically into the right to receive one unit of limited partnership interest of the Surviving Partnership of like class.

The combined company (the “Combined Company”) following the Merger is named “American Healthcare REIT, Inc.” The REIT Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Transitions and Appointments

Effective October 1, 2021, Jeffrey T. Hanson was appointed Executive Chairman of the Board of Directors of the Company and thereby will no longer serve as Chief Executive Officer of the Company. In addition, effective October 1, 2021, Danny Prosky was appointed Chief Executive Officer of the Company and thereby will no longer serve as Chief Operating Officer of the Company but will continue in the role of President, and Mathieu B. Streiff was appointed Chief Operating Officer of the Company and thereby will no longer serve as Executive Vice President, General Counsel of the Company. Also effective October 1, 2021, Gabriel M. Willhite was appointed Executive Vice President, General Counsel of the Company, filling the vacancy created by Mr. Streiff’s resignation from such position. Biographical information for Messrs. Hanson, Prosky, Streiff and Willhite is included below.

Jeffrey T. Hanson, 50, served as the Company’s Chief Executive Officer and Chairman of the Board of Directors from January 2015 until his appointment as Executive Chairman of the Board of Directors on October 1, 2021. He was also one of the founders and owners of AHI Group Holdings, LLC (“AHI Group Holdings”), an investment management firm that owns a 47.1% controlling interest in American Healthcare Investors, LLC (“American Healthcare Investors”), which served as one of the Company’s co-sponsors and indirectly owned a majority interest in Griffin-American Healthcare REIT IV Advisor, LLC, the former external advisor of the Company (“GAHR IV Advisor”). From December 2014 until October 1, 2021, Mr. Hanson also served as Managing Director of American Healthcare Investors. Mr. Hanson also served as Chief Executive Officer and Chairman of the Board of Directors of GAHR III from January 2013 until October 1, 2021, and previously served as Chief Executive Officer and Chairman of the Board of Directors

of Griffin-American Healthcare REIT II, Inc. (“GA Healthcare REIT II”) from January 2009 to December 2014. He also served as Executive Vice President of Griffin-American Healthcare REIT Sub-Advisor, LLC (“Griffin-American Healthcare REIT Advisor”) from November 2011 to December 2014. He served as the Chief Executive Officer of Grubb & Ellis Healthcare REIT Advisor, LLC (“Grubb & Ellis Healthcare REIT Advisor”) from January 2009 to November 2011 and as the Chief Executive Officer and President of Grubb & Ellis Equity Advisors, LLC (“Grubb & Ellis Equity Advisors”) from June 2009 to November 2011. He also served as the President and Chief Investment Officer of Grubb & Ellis Realty Investors, LLC (“Grubb & Ellis Realty Investors”) from January 2008 and November 2007, respectively, until November 2011. He also served as the Executive Vice President, Investment Programs, of Grubb & Ellis Company (“Grubb & Ellis”) from December 2007 to November 2011 and served as Chief Investment Officer of several investment management subsidiaries within Grubb & Ellis’ organization from July 2006 to November 2011. From 1997 to July 2006, prior to Grubb & Ellis’ merger with NNN Realty Advisors, Inc. (“NNN Realty Advisors”) in December 2007, Mr. Hanson served as Senior Vice President with Grubb & Ellis’ Institutional Investment Group in the firm’s Newport Beach office. While with that entity, he managed investment sale assignments throughout the Western United States, with a significant focus on leading acquisitions and dispositions on healthcare-related properties, for major private and institutional clients. During that time, he also served as a member of the Grubb & Ellis President’s Counsel and Institutional Investment Group Board of Advisors. Additionally, from December 2015 to November 2016, Mr. Hanson served as a member of the board of directors of Trilogy Investors, LLC (“Trilogy”). Mr. Hanson received a B.S. degree in Business from the University of Southern California with an emphasis in Real Estate Finance.

Danny Prosky, 56, served as the Company’s President and Chief Operating Officer from January 2015 until his appointment as Chief Executive Officer and President on October 1, 2021. Mr. Prosky also served as the Company’s Interim Chief Financial Officer from October 2015 to June 2016. He was also one of the founders and owners of AHI Group Holdings. From December 2014 until October 1, 2021, Mr. Prosky also served as Managing Director of American Healthcare Investors. Mr. Prosky also served as President and Chief Operating Officer of GAHR III from January 2013 until October 1, 2021, as its Interim Chief Financial Officer from August 2015 to June 2016, and as one of its directors from December 2014 until October 1, 2021. Mr. Prosky previously served as President, Chief Operating Officer and a director of GA Healthcare REIT II from January 2009 to December 2014 and as Executive Vice President of Griffin-American Healthcare REIT Advisor from November 2011 to December 2014. He served as the President and Chief Operating Officer of Grubb & Ellis Healthcare REIT Advisor from January 2009 to November 2011 and as Executive Vice President and Secretary of Grubb & Ellis Equity Advisors Property Management, Inc. from June 2011 to November 2011. He also served as the Executive Vice President, Healthcare Real Estate of Grubb & Ellis Equity Advisors from September 2009 to November 2011, having served as Executive Vice President, Healthcare Real Estate and Managing Director, Healthcare Properties of several investment management subsidiaries within the Grubb & Ellis organization from March 2006 to November 2011, and was responsible for all medical property acquisitions, management and dispositions. He served as the Executive Vice President — Acquisitions of Grubb & Ellis Healthcare REIT, Inc. (now known as Healthcare Trust of America, Inc.) from April 2008 to June 2009, having served as its Vice President — Acquisitions from September 2006 to April 2008. Mr. Prosky previously worked for HCP, Inc. (now known as Healthpeak Properties, Inc.), a publicly traded healthcare REIT, where he served as the Assistant Vice President — Acquisitions & Dispositions from February 2005 to March 2006 and as Assistant Vice President — Asset Management from November 1999 to February 2005. From 1992 to 1999, he served as the Manager, Financial Operations, Multi-Tenant Facilities for American Health Properties, Inc. Additionally, since December 2015, Mr. Prosky has also served as a member of the board of directors of Trilogy. Mr. Prosky received a B.S. degree in Finance from the University of Colorado and an M.S. degree in Management from Boston University.

Mathieu B. Streiff, 46, served as the Company’s Executive Vice President and General Counsel from January 2015 until his appointment as Chief Operating Officer on October 1, 2021. He was also one of the founders and owners of AHI Group Holdings. Mr. Streiff also served as Managing Director from December 2014 until October 1, 2021, and General Counsel from December 2014 to December 2019, of American Healthcare Investors. He also served as Executive Vice President, General Counsel of GAHR III from July 2013 until October 1, 2021, having served as its Executive Vice President from January 2013 to July 2013. Mr. Streiff served as Executive Vice President, General Counsel of GA Healthcare REIT II from September 2013 to December 2014, having served as its Executive Vice President from January 2012 to September 2013. He also has served as Executive Vice President of Griffin-American Healthcare REIT Advisor from November 2011 to December 2014. Mr. Streiff served as General Counsel, Executive Vice President and Secretary of Grubb & Ellis from October 2010 to June 2011. Mr. Streiff joined Grubb & Ellis Realty Investors in March 2006 as the firm’s real estate counsel responsible for structuring and negotiating property acquisitions, financings, joint ventures and disposition transactions. He was promoted to Chief Real Estate Counsel and Senior Vice President, Investment Operations in March 2009 and served in that position until October 2010. In this role, his responsibility was expanded to include the structuring and strategic management of the company’s securitized real estate investment platforms. From September 2002 until March 2006, Mr. Streiff was an associate in the real estate department of Latham & Watkins LLP in New York, New York. Additionally, since December 2015, Mr. Streiff has also served as a member of the board of directors of Trilogy. Mr. Streiff received a B.S. degree in Environmental Economics and Policy from the University of California, Berkeley and a J.D. degree from Columbia University Law School. He is a member of the New York State Bar Association.

Gabriel M. Willhite, 40, served as the Company’s Assistant General Counsel — Transactions from January 2020 until his appointment as Executive Vice President, General Counsel on October 1, 2021. He also served as Executive Vice President, General Counsel of American Healthcare Investors from January 2020 until October 1, 2021 and prior to that served as Senior Vice President,

Assistant General Counsel — Transactions of American Healthcare Investors since April 2016. Mr. Willhite also served as Assistant General Counsel — Transactions of GAHR III from January 2020 until October 1, 2021. From November 2012 until April 2016, Mr. Willhite served as Legal Counsel for Sabal Financial Group, L.P., a real estate and finance company based in Newport Beach, California which was a subsidiary of Oaktree Capital Management, where he was responsible for overseeing portfolio acquisitions, financings, joint ventures, dispositions and strategic workout transactions. Prior to joining Sabal Financial Group, Mr. Willhite was an associate in the transactional practice group of Greenberg Traurig, LLP in Irvine, California. Mr. Willhite received a B.A. degree in Political Science and Communication from the University of Southern California and a J.D. degree from University of Minnesota Law School. He is a member of the California State Bar Association.

Director Appointments and Resignation

On October 1, 2021, immediately following the effective time of the REIT Merger, the board of directors of the Company was increased to nine members, consisting of (a) Mr. Hanson, Brian J. Flornes, Dianne Hurley and Wilbur H. Smith III, all of whom were members of the Company’s board of directors immediately prior to the effective time of the REIT Merger, (b) Harold H. Greene, J. Grayson Sanders and Gerald W. Robinson, all of whom were independent directors on GAHR III’s board of directors immediately prior to the effective time of the REIT Merger, (c) Mr. Prosky, who serves in the positions included under the heading “Officer Transitions and Appointments” in this Item 5.02 with respect to the Company and served as the President and Chief Operating Officer of GAHR III and a member of GAHR III’s board of directors immediately prior to the effective time of the REIT Merger, and (d) Mr. Streiff, who serves in the positions included under the heading “Officer Transitions and Appointments” in this Item 5.02 with respect to the Company and served as the Executive Vice President, General Counsel of both GAHR III immediately prior to the effective time of the REIT Merger. Each of these directors will serve until the next annual meeting of stockholders of the Company (and until their successors are duly elected and qualify). Of the newly appointed directors of the Company, Messrs. Greene, Sanders and Robinson satisfy the independent director standards applicable to the Company and, as independent directors, each will receive the same compensation and reimbursement of expenses that the Company pays to each of its independent directors; Messrs. Prosky and Streiff also serve as executive officers of the Company and therefore will not receive compensation for services rendered as directors of the Company.

In addition, the Company entered into the Company’s form indemnification agreement for its independent directors with Messrs. Greene, Sanders and Robinson. The form of indemnification agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

As provided in his letter of resignation tendered on October 1, 2021, as of October 1, 2021, Richard S. Welch will no longer serve as a director of the Company. Mr. Welch’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Biographical information for Messrs. Greene, Sanders and Robinson is included below, and biographical information for Messrs. Prosky and Streiff is included under the heading “Officer Transitions and Appointments” in this Item 5.02. Mr. Greene is expected to be appointed to serve on the audit committee of the Company's board of directors. Mr. Robinson is expected to serve on the nominating and corporate governance committee of the Company's board of directors.

Harold H. Greene, 82, served as one of GAHR III’s independent directors from February 2014 until October 1, 2021. He also served as the chairman of the Special Committee of the board of directors of GAHR III (the “GAHR III Special Committee”) from October 2020 until October 1, 2021. Mr. Greene has also served as a director and audit committee member of Paladin Realty Income Properties, Inc., located in Los Angeles, California, a non-traded publicly registered REIT, from February 2004 to March 2014. Mr. Greene is a retired Managing Director of Commercial Real Estate for Bank of America, N.A. ("Bank of America"), where he had the responsibility for lending to commercial real estate developers in California, from 1998 to June 2001. Prior to joining Bank of America, Mr. Greene served from 1990 to 1998 as an Executive Vice President with Seafirst Bank, where he was responsible for real estate lending for the Northwest and for managing a real estate portfolio comprised of approximately $2 billion in assets. Mr. Greene served as a director and audit committee chairman of NNN Realty Advisors from November 2006 to December 2007 and as a director and audit committee member of Grubb & Ellis from December 2007 to December 2009. Mr. Greene was also a director and audit committee chairman from 2005 to 2011 of William Lyon Homes, a builder of new luxury and single-family home communities in California, Nevada and Arizona, which was acquired by Taylor Morrison Home Corporation. Mr. Greene received a B.A. degree from UCLA in Political Science. Mr. Greene has also studied at the Northwestern University Mortgage Banking School, the Southwest Graduate School of Banking at Southern Methodist University and the UCLA Director Training and Certification Program.

J. Grayson Sanders, 81, served as one of GAHR III’s independent directors from February 2014 until October 1, 2021. He also served as a member of the GAHR III Special Committee from October 2020 until October 1, 2021. Mr. Sanders has also served as the Co-Founder, President and Chief Investment Officer of PREDEX Capital Management, located in Irvine, California, a registered investment adviser, since March 2013. Mr. Sanders has also served as the Co-Founder and Chief Executive Officer of Mission Realty Advisors, located in Irvine, California, the Founder of PREDEX Capital Management and provider of advisory and equity capital raising services to institutional quality real estate operators, since February 2011. From March 2009 to March 2010, Mr. Sanders served as Chief Executive Officer of Steadfast Capital Markets Group where he managed the development and registration of Steadfast Income REIT, a non-traded REIT, and oversaw the development of that company’s FINRA managing broker-dealer. From November 2004 to March 2009, Mr. Sanders served as President of CNL Fund Advisors Company in Orlando, Florida, where he created and managed a global REIT mutual fund, and served as President of CNL Capital Markets which focused on wholesale distribution of non-traded REITs and private placements plus ongoing servicing of thousands of investors. Prior to joining CNL, Mr. Sanders served from 2000 to 2004 as a Managing Director with AIG Global Real Estate Investment Corp. in New York, where he managed product development and capital formation for several international real estate funds for large institutional investors investing in Europe, Asia and Mexico. Previously, from 1997 to 2000, Mr. Sanders was the Executive Managing Director for CB Richard Ellis Investors where he was involved in product development and placement with institutional investors. From 1991 to 1996, Mr. Sanders served as the Director of Real Estate Investments for Ameritech Pension Trust. Since March 2016, Mr. Sanders has also served as an independent director of Griffin Realty Trust, Inc. (formerly known as Griffin Capital Essential Asset REIT, Inc.), a non-traded REIT that was previously sponsored by one of GAHR III’s co-sponsors, Griffin Capital Company, LLC. Mr. Sanders has also previously served on the Board of Directors of both the Pension Real Estate Association and the National Association of Real Estate Investment Trusts, where he was Co-Chairman of its Institutional Investor Committee. He has also served on the Board of Directors of several non-profits. Mr. Sanders has been a frequent speaker at trade association events and other forums over his entire career. Mr. Sanders received a B.A. degree in History from the University of Virginia and an M.B.A. degree from Stanford Business School, where he was President of the Alumni Association in 1984. He attended Officer Candidate School and served for over four years in the Navy, attaining the rank of Lieutenant.

Gerald W. Robinson, 73, served as one of GAHR III’s independent directors from December 2014 until October 1, 2021. He also served as a member of the GAHR III Special Committee from October 2020 until October 1, 2021. Mr. Robinson served as the Executive Vice President of Pacific Life Insurance Company from January 1994 to December 2008 and as Chairman and Chief Executive Officer of Pacific Select Distributors, Inc. from March 1994 to December 2008. Prior to 1994, Mr. Robinson served in various executive positions in the life insurance industry, including positions with Home Life Insurance Company, Anchor National Life Insurance Company and Private Ledger Financial Services. During Mr. Robinson’s career, he has supervised and been a member of due diligence committees responsible for the approval of all products offered by broker-dealers for sale through registered representatives including real estate limited partnership, REIT and mortgage-based products. In addition, while at Pacific Life Insurance Company, Mr. Robinson was a member of the investment committee that was responsible for the purchase and disposition of all assets of the insurance company, which included numerous forms of real estate, mortgage and REIT investments. Mr. Robinson also served as an independent director and member of the audit committee of GA Healthcare REIT II from August 2009 through December 2014. Mr. Robinson is a Certified Financial Planner and a Chartered Life Underwriter and received a B.S. degree in Business Administration from Central Michigan University.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, at the Annual Meeting, the Company’s stockholders approved the Fourth Articles of Amendment and Restatement to the charter of the Company (the “Charter Amendment”) to do the following: (i) removal of certain limitations relating to (A) suitability of stockholders and (B) collection of an internalization fee; (ii) removal or revision of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes; and (iii) revisions in order to bring the Company’s charter more in line with those of publicly-listed companies. For a further description of the Charter Amendment, please refer to the definitive joint proxy statement/prospectus filed by the Company with the SEC on July 30, 2021.

On October 1, 2021, the Company filed the Charter Amendment with the State Department of Assessments and Taxation of Maryland, and the Charter Amendment became effective upon filing. A copy of the Charter Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2021, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) to approve the merger of GAHR III with and into Merger Sub, pursuant to the Merger Agreement (the “Merger Proposal”); (ii) to approve the Charter Amendment to do the following: (A) removal of certain limitations relating to (1) suitability of stockholders and (2) collection of an internalization fee; (B) removal or revision of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes; and (C) revisions in order to bring the Company’s charter more in line with those of publicly-listed companies (collectively, the “Charter Amendment Proposals”); (iii) to elect five directors, each to hold office for a one-year term expiring at the 2022 annual meeting of stockholders of the Company and until his or her successor is duly elected and qualifies; (iv) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and (v) to approve any adjournments of the Annual Meeting for the purposes of soliciting additional proxies if there were not sufficient votes at the Annual Meeting to approve the Merger Proposal or any of the Charter Amendment Proposals, if necessary or appropriate, as determined by the chair of the Annual Meeting.

Each of the proposals was approved by the stockholders of the Company by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To approve the merger of GAHR III with and into Merger Sub, pursuant to the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
44,570,629	928,843	2,222,512	12,413,649

Proposal 2(a). To approve the Charter Amendment to do the following: removal of certain limitations relating to (1) suitability of stockholders and (2) collection of an internalization fee:

For	Against	Abstain	Broker Non-Votes
42,458,009	1,857,194	3,406,781	12,413,649

Proposal 2(b). To approve the Charter Amendment to do the following: removal or revision of certain limitations required by the North American Securities Administrators Association and other conforming and ministerial changes:

For	Against	Abstain	Broker Non-Votes
42,634,696	1,851,757	3,235,531	12,413,649

Proposal 2(c). To approve the Charter Amendment to do the following: revisions in order to bring the Company’s charter more in line with those of publicly-listed companies:

For	Against	Abstain	Broker Non-Votes
44,004,991	994,527	2,722,466	12,413,649

Proposal 3. To elect five directors, each to hold office for a one-year term expiring at the 2022 annual meeting of stockholders of the Company and until his or her successor is duly elected and qualifies:

Nominee	For	Withhold	Broker Non-Votes
Jeffrey T. Hanson	44,909,223	3,383,552	12,413,649
Richard S. Welch	44,861,681	3,431,094	12,413,649
Brian J. Flornes	44,927,165	3,365,610	12,413,649
Dianne Hurley	45,071,158	3,221,617	12,413,649
Wilbur H. Smith III	44,780,741	3,512,034	12,413,649

Proposal 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain
57,746,516	594,150	2,365,758

No broker non-votes were cast in the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Proposal 5. To approve any adjournments of the Annual Meeting for the purposes of soliciting additional proxies if there were not sufficient votes at the Annual Meeting to approve the Merger Proposal or any of the Charter Amendment Proposals, if necessary or appropriate, as determined by the chair of the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
44,457,497	1,052,251	2,783,027	12,413,649

No other proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On October 1, 2021, GAHR III and the Company issued a joint press release announcing the closing of the Merger pursuant to the Merger Agreement, as described in detail in Item 2.01 above, as well as the AHI Acquisition, as defined and described in detail in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

AHI Acquisition

As previously disclosed in the Prior 8-K, on June 23, 2021, the Surviving Partnership entered into a contribution and exchange agreement pursuant to which, among other things, GAHR III agreed to acquire a newly formed entity (the “AHI Acquisition”) that owns all of the equity interests in (i) Griffin-American Healthcare REIT III Advisor, LLC, a Delaware limited liability company and subsidiary of American Healthcare Investors that served as the external advisor of GAHR III, and (ii) GAHR IV Advisor, a subsidiary of American Healthcare Investors that served as the external advisor of the Company. On October 1, 2021, the AHI Acquisition closed immediately prior to the consummation of the Merger. Following the consummation of the Merger, the Combined Company has become a self-managed company. For additional information regarding the AHI Acquisition, see the Current Report on Form 8-K filed by GAHR III on June 24, 2021.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(3) of Form 8-K, the audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(3) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 23, 2021, by and among Griffin-American Healthcare REIT IV, Inc., Griffin-American Healthcare REIT IV Holdings, LP, Continental Merger Sub, LLC, Griffin-American Healthcare REIT III, Inc. and Griffin-American Healthcare REIT III Holdings, LP (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 000-55775), filed on June 24, 2021)

3.1	Fourth Articles of Amendment and Restatement of the Company
10.1	Form of Indemnification Agreement
99.1	Joint Press Release, dated October 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc. (f/k/a Griffin-American Healthcare REIT IV, Inc.)
October 1, 2021
By:/s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President